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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                SEPTEMBER 7, 2000
                (Date of Report/Date of earliest event reported)

                           UNIVERSAL FOODS CORPORATION
             (Exact name of registrant as specified in its charter)

WISCONSIN                            1-7626                           39-0561070
(State or other jurisdiction (Commission File Number)              (IRS Employer
of incorporation)                                            Identification No.)

                            777 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
             (Address and zip code of principal executive offices)

                                 (414) 271-6755
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS

         On September 7, 2000, the Board of Directors of the Company adopted a resolution appointing Wells Fargo Bank Minnesota, National Association ("Wells Fargo"), as transfer agent, registrar, dividend disbursing agent, dividend reinvestment agent and rights agent for the Company. Wells Fargo will be replacing Firstar Bank Milwaukee, N.A. in those capacities. The effective date of the appointment is to be mutually agreed by the Company and Wells Fargo and is expected to occur in early October.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) EXHIBITS.

             99.1     Press release issued by the Company on September 11, 2000.

ITEM 8.    CHANGE IN FISCAL YEAR.

         On September 7, 2000, the Board of Directors of the Company elected to change its fiscal year end from September 30 to December 31. The Company will file a report on Form 10-Q covering the transition period on or before October 23, 2000.

         A copy of the related press release announcing this change is filed as
Exhibit 99.1 to this Current Report on Form 8-K.


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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           UNIVERSAL FOODS CORPORATION
                           (Registrant)

                            By:    /s/    JOHN L. HAMMOND
                                   -----------------------
                                   Name:  John L. Hammond
                                   Title: Vice President, Secretary and
                                           General Counsel

                            Date: September 13, 2000


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                                  EXHIBIT INDEX

99.1     Press Release issued September 11, 2000.



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